                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1997.

                                       GREEN TREE FINANCIAL CORP.



                                       BY:  /s/Phyllis A. Knight
                                           -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%, 7.20%,
                                     7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997

                                            CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                                            TRUST ACCOUNT #13223001
                                            REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                    -------------     ----------
Class A Certificates
--------------------
(1a)    Amount available (including Monthly
        Servicing Fee)                              $6,497,313.93

(b)     Class M-1 Interest Deficiency Amount
        (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn
        for prior Remittance Date                            0.00

(c)     Amount Available after giving effect to
        withdrawal of Class M-1 Interest
        Deficiency Amount and B-1 Interest
        Deficiency Amount for prior Remittance
        Date                                         6,497,313.93

A.      Interest
        (2)  Aggregate Interest
             a. Class A-1 Remittance Rate(6.10%)            6.10%
             b. Class A-1 Interest                     564,784.71     3.92211604
             c. Class A-2 Remittance Rate(6.45%)            6.45%
             d. Class A-2 Interest                     314,437.50     5.37500000
             e. Class A-3 Remittance Rate(6.90%)            6.90%
             f. Class A-3 Interest                     181,700.00     5.75000000
             g. Class A-4 Remittance Rate(7.20%)            7.20%
             h. Class A-4 Interest                     421,440.00     6.00000000
             i. Class A-5 Remittance Rate(7.65%,
                unless Weighted Average Contract
                Rate is below 7.65%)                        7.65%
             j. Class A-5 Interest                     521,857.50     6.37500000

        (3)  Amount applied to:
             a. Unpaid Class A Interest
                Shortfall                                     .00            .00

        (4)  Remaining:
             a. Unpaid Class A Interest
                Shortfall                                     .00            .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 2

                                             CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                                             TRUST ACCOUNT #13223001
                                             REMITTANCE DATE: 5/15/97


B.      Principal
        (5)   Formula Principal Distribution
               Amount                                 3,354,399.91           N/A
              a. Scheduled Principal                    763,103.20           N/A
              b. Principal Prepayments                1,770,383.91           N/A
              c. Liquidated Contracts                   820,912.80           N/A
              d. Repurchases                                   .00           N/A
        (6)   Pool Scheduled Principal Balance      429,019,121.52  922.08966743
        (6a)  Pool Factor                                .92208967
        (7)   Unpaid Class A Principal Shortfall
               (if any) following prior
               Remittance date                                 .00
        (8)   Class A Percentage for such Remittance
               Date                                          91.39%
        (9)   Class A Percentage for the following
               Remittance Date                               91.32%
        (10)  Class A Principal Distribution:
              a. Class A-1                            3,354,399.91   23.29444382
              b. Class A-2                                     .00           .00
              c. Class A-3                                     .00           .00
              d. Class A-4                                     .00           .00
              e. Class A-5                                     .00           .00

        (11)  Class A-1 Principal Balance           107,750,789.52  748.26937167
        (11a)       Class A-1 Pool Factor                .74826937

        (12)  Class A-2 Principal Balance            58,500,000.00  1000.0000000
        (12a)       Class A-2 Pool Factor               1.00000000

        (13)  Class A-3 Principal Balance            31,600,000.00  1000.0000000
        (13a)       Class A-3 Pool Factor               1.00000000

        (14)  Class A-4 Principal Balance            70,240,000.00  1000.0000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 3

                                             CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                                             TRUST ACCOUNT #13223001
                                             REMITTANCE DATE: 5/15/97

     (14a) Class A-4 Pool Factor                       1.00000000
     (15)  Class A-5 Principal Balance              81,860,000.00     1000.0000000
     (15a) Class A-5 Pool Factor                       1.00000000

     (16)  Unpaid Class A Principal Shortfall
           if any) following current Remittance
           Date                                                                .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (17)  31-59 days                                4,680,117.39              151

     (18)  60 days or more                           5,383,465.14              160

     (19)  Current Month Repossessions                 647,406.54               25

     (20)  Repossession Inventory                    6,159,237.51              188

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

     (21)  Average Sixty-Day Delinquency Ratio Test

           (a) Sixty-Day Delinquency Ratio for current
               Remittance Date                                               1.25%

           (b) Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                                  1.13%

     (22)  Average Thirty-Day Delinquency Ratio Test

           (a) Thirty-Day Delinquency Ratio for current
               Remittance Date                                               1.09%

           (b) Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                                  1.09%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 4

                                 CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                                 TRUST ACCOUNT #13223001
                                 REMITTANCE DATE: 5/15/97

(23)    Cumulative Realized Losses Test

        (a)   Cumulative Realized Losses for the current Remittance
              Date (as a percentage of Cut-off Date Pool Principal
              Balance; may not exceed 5.5% from March 1, 2000 to
              February 28, 2001, 6.5% from March 1, 2001 to
              February 28, 2002, 8.5% from March 1, 2002 to
              February 28, 2003 and 9.5% thereafter)                        .37%

(24)    Current Realized Losses Test

        (a)   Current Realized Losses for current Remittance Date
                                                                      299,944.49
        (b)   Current Realized Loss Ratio (total Realized Losses for
              the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
              may not exceed 2.25%)                                         .92%

(25)    Class M-1 Principal Balance Test

        (a)   The sum of Class M-1 Principal Balance and Class B
              Principal Balance (before distributions on current
              Remittance Date) divided by Pool Scheduled Principal
              Balance as of preceding Remittance Date (may not
              exceed 25.5%)                                               18.29%

(26)    Class B Principal Balance Test

        (a)   Class B Principal Balance (before any distributions
              on current Remittance Date) as of such Remittance date
              greater than $9,305,367.00                                     .00

        (b)   Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance as of preceding Remittance Date is
              equal to or greater than 12.00%                              8.61%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 5

                                       CUSIP#'S  393505-LX8
                                       TRUST ACCOUNT #13223001
                                       REMITTANCE DATE: 5/15/97

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                  -------------   -------------
CLASS M1 CERTIFICATES
---------------------
    (27)  Amount available (including Monthly
           Servicing Fee)                          1,138,694.31

A.        Interest
    (28)  Aggregate interest
          a.  Class M-1 Remittance Rate (7.60%,
              unless Weighted Average Contract
              Rate is below 7.60%)                        7.60%
          b.  Class M-1 Interest                     265,050.00      6.33333333

    (29)  Amount applied to Class M-1 Interest
           Deficiency Amount                                .00               0

    (30)  Remaining unpaid Class M-1 Interest
           Deficiency Amount                                .00               0

    (31)  Amount Applied to:
          a.  Unpaid Class M-1 Interest Shortfall           .00               0

    (32)  Remaining:
          a.  Unpaid Class M-1 Interest Shortfall           .00               0

B.        Principal
    (33)  Formula Principal Distribution Amount
          a.  Scheduled Principal                           .00             N/A
          b.  Principal Prepayments                         .00             N/A
          c.  Liquidated Contracts                          .00             N/A
          d.  Repurchases                                   .00             N/A

    (34)  Class M-1 Principal Balance             41,850,000.00   1000.00000000
    (34a) Class M-1 Pool Factor                      1.00000000

    (35)  Class M-1 Percentage for such Remittance
          Date                                             .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 6

                                                       CUSIP#'S 393505-LY6,LZ3
                                                       TRUST ACCOUNT #13223001
                                                       REMITTANCE DATE: 5/15/97

(36)    Class M-1 Percentage for the following
        Remittance Date                                       .00%

(37)    Class M-1 Principal Distribution:
        a. Class M-1 (current)                                .00     0.00000000
        b. Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                               .00

(38)    Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance
        Date                                                  .00

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                      -----------     ----------

Class B1 Certificates
---------------------
(1)     Amount Available less the Class A
        Distribution Amount and Class M-1
        Distribution Amount (including Monthly
        Servicing Fee)                                 873,644.31

(2)     Class B-1 Remittance Rate (7.55% unless
        Weighted Average Contract Rate is
        below 7.55%)                                        7.55%

(3)     Aggregate Class B1 Interest                    117,025.00     6.29166667

(4)     Amount applied to Unpaid Class
        B1 Interest Shortfall                                 .00            .00

(5)     Remaining unpaid Class B1
        Interest Shortfall                                    .00            .00

(6)     Amount applied to Class B1 Interest
        Deficiency Amount                                     .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 7
                                                        CUSIP#'S 393505-LY6, LZ3
                                                        TRUST ACCOUNT #13223001
                                                        REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                    -------------     ----------
        (7)   Remaining Unpaid Class B-1 Interest
              Deficiency Amount                               .00

        (8)   Unpaid Class B1 Principal Shortfall
              (if any) following prior Remittance
              Date                                            .00

        (8a)  Class B Percentage for such
              Remittance Date                                 .00

        (8b)  Class B Percentage for the following
              Remittance Date                                 .00

        (9)   Current Principal (Class B Percentage of
              Formula Principal Distribution Amount)          .00

        (10a) Class B1 Principal Shortfall                    .00

        (10b) Unpaid Class B1 Principal Shortfall             .00

        (11)  Class B Principal Balance             37,218,332.00

        (12)  Class B1 Principal Balance            18,600,000.00

Class B2 Certificates
---------------------
(13)    Remaining Amount Available                     756,619.31

(14)    Class B-2 Remittance Rate (7.90%
        unless Weighted Average Contract
        Rate is less than 7.90%)                            7.90%

(15)    Aggregate Class B2 Interest                    122,570.69     6.58333357

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 8

                                                        CUSIP#'S 393505-LY6, LZ3
                                                        TRUST ACCOUNT #13223001
                                                        REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                    -------------     ----------
(16)    Amount applied to Unpaid Class
        B2 Interest Shortfall                                 .00            .00

(17)    Remaining Unpaid Class B2
        Interest Shortfall                                    .00            .00

(18)    Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance
        Date                                                  .00

(19)    Class B2 Principal Liquidation Loss Amount            .00

(20)    Class B2 Principal (zero until Class
        B1 paid down; thereafter, Class B
        Percentage of Formula Principal
        Distribution Amount)                                  .00

(21)    Guarantee Payment                                     .00

(22)    Class B2 Principal Balance                  18,618,332.00

(23)    Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company or Green
        Tree Financial Corporation is not the
        Servicer; deducted from funds remaining
        after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount,
        Class B-1 Distribution Amount and Class
        B-2 Distribution Amount; if the Company
        or Green Tree Financial Corporation
        is the Servicer)                               180,155.63

(24)    3% Guarantee Fee                               453,892.99

(25)    Class C Residual Payment                              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 9

                                 CUSIP#'S   393505-LY6, LZ3
                                 TRUST ACCOUNT #13223001
                                 REMITTANCE DATE: 5/15/97

(26)    Class M-1 Interest Deficiency on such
        Remittance Date                                         .00

(27)    Class B-1 Interest Deficiency on such
        Remittance Date                                         .00

(28)    Repossessed Contracts                            647,406.54

(29)    Repossessed Contracts Remaining
        in Inventory                                   6,159,237.51

(30)    Weighted Average Contract Rate                      9.88854